Summary Prospectus May 1, 2017
Virtus Equity Trend Series – Class A Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.
Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, statement of additional information (SAI), annual report and other information about the series online at virtus.com/our-products/vit.
You can also get this information at no cost by calling 800-367-5877 or by sending an e-mail to: virtus.investment.partners@virtus.com.
The series’ prospectus and SAI, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Series has an investment objective of long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Equity Trend Series Class. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	Non	e
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)	Class A
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.66%
Acquired Fund Fees and Expenses	0.02%
Total Annual Series Opeating Expenses (a)	1.93%
Less: Expense Reimbursement (b)	(0.21)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.72%
(a)
The Total Annual Series Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Series and do not include proxy expenses or acquired fund fees and expenses.

(b)
The Series' investment adviser has contractually agreed to limit the Series' total annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, interest, brokerage commissions, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.70% for Class A Shares through April 30, 2018. Following the contractual period, the adviser may discontinue this expense reimbursement arrangement at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$175	$586	$1,022	$2,237
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 187% of the average value of its portfolio.
Principal Investment Strategies
The Series utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sub-sector are based on quantitative models.
The Series has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector of the equity market. The Series will allocate to those sub-sectors that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of Series assets.
The adviser is responsible for the day-to-day management of the Series' investments and manages the investments of the Series to conform with its investment policies as described in this prospectus.
Principal Risks
The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by variable contract owners may impact the management of the Series and its ability to achieve its investment objective(s). The redemption by one or more large variable contract owners or groups of variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series including by accelerating the realization of capital gains and increasing the Series’ transaction costs. The principal risks of investing in the Series are:
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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Series invests, will impact the value of the stocks held by the Series and thus, the value of the Series' shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Market Volatility Risk.  The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Portfolio Turnover Risk.  The risk that the Series’ principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

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Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Series to achieve positive returns or outperform.

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Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly. To the extent that the Series invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the Series is more vulnerable to conditions that negatively affect such sectors as compared to a Series that is not significantly invested in such sectors.

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Short-Term Investments Risk.  The risk that the Series' short-term investments will not provide the liquidity or protection intended or will prevent the Series from experiencing positive movements in the Series' principal investment strategies.

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U.S. Government Securities Risk.  The risk that U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows the Series’ performance over the life of the Series. The table shows how the Series’ average annual returns compare to those of a broad-based market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.
Calendar Year Annual Total Return for Class A Shares
Best Quarter:	1Q/2013:	10.37%	Worst Quarter:	3Q/2015:	-4.73%	Year to date (3/31/17):	5.32%
Average Annual Total Returns (for the periods ended 12/31/16)	1 Year	5 Year	Since Inception (02/14/11)
Class A	-0.97%	5.51%	3.86%
S&P 500® Index (does not reflect fees or expenses)	11.96%	14.66%

Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Portfolio Managers
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Michael Davis,  Managing Director at VIA. Mr. Davis has served as a Portfolio Manager of the Series since September 2016.

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Brendan R. Finneran,  Managing Director and Equity Trader at VIA. Mr. Finneran has served as a Portfolio Manager of the Series since September 2016.

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Robert F. Hofeman, Jr.,  Managing Director and Equity Trader at VIA. Mr. Hofeman has served as a Portfolio Manager of the Series since September 2016.

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Warun Kumar,  Senior Managing Director and Portfolio Manager at VIA. Mr. Kumar has served as a Portfolio Manager of the Series since May 2015.

Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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8513-A	5-17